

                                                                   Exhibit 24.1



                      INGERSOLL-RAND REGISTRABLE SECURITIES



         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Timken Company, an Ohio corporation (the "Company"), hereby
(1) constitutes and appoints Glenn A. Eisesnberg, William R. Burkhart and Scott
A. Scherff, collectively and individually, as his or her agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) one or more Registration Statements on Form S-3, or other appropriate form (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of the Company's securities issued to Ingersoll-Rand Company, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration
Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

         IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 12th day of September 2003.

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
   /s/Glenn A. Eisenberg                            /s/Ward J. Timken
----------------------------------               --------------------
Glenn A. Eisenberg                               Ward J. Timken
(Principal Financial Officer)


   /s/Stanley C. Gault                              /s/Ward J. Timken, Jr.
----------------------------------               -------------------------
Stanley C. Gault                                 Ward J. Timken, Jr.


   /s/James W. Griffith                             /s/W.R. Timken, Jr.
----------------------------------               ----------------------
James W. Griffith                                W.R. Timken, Jr.
(Principal Executive Officer)


   /s/John A. Luke, Jr.                             /s/Joseph F. Toot, Jr.
----------------------------------               -------------------------
John A. Luke, Jr.                                Joseph F. Toot, Jr.


   /s/Robert W. Mahoney                             /s/Martin D. Walker
----------------------------------               ----------------------
Robert W. Mahoney                                Martin D. Walker


   /s/Jay A. Precourt                               /s/Jacqueline F. Woods
----------------------------------               -------------------------
Jay A. Precourt                                  Jacqueline F. Woods


                                                    /s/Sallie B. Bailey
----------------------------------               ----------------------
Joseph W. Ralston                                Sallie B. Bailey
                                                 (Principal Accounting Officer)


   /s/John M. Timken, Jr.
----------------------------------
John M. Timken, Jr.
